UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 29, 2011

Date of Report (Date of earliest event reported)

NAVARRE CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7400 49th Avenue North, Minneapolis, MN	55428
(Address of principal executive offices)	(Zip Code)

(763) 535-8333

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On December 29, 2011, Navarre Corporation, together with each of its subsidiaries (collectively, the “Company”) entered into Amendment No. 5 to Credit Agreement (the “Amendment”), which amended the Company’s Credit Agreement with Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC) (“WFCF”) originally dated November 12, 2009 and subsequently amended (the “Credit Agreement”).

The Amendment is described in more detail below. The discussion herein regarding the Amendment is qualified in its entirety by reference to the Form of Amendment No. 5 to Credit Agreement attached hereto as Exhibit 10.1, which is incorporated by reference into this Item 1.01. The discussion herein regarding the Credit Agreement is qualified in its entirety by reference to the Credit Agreement attached as Exhibit 10.1 to the Company’s Form 8-K filed November 13, 2009, which is incorporated by reference into this Item 1.01. Additional information regarding this credit facility is provided in Item 2.03 below, which information is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation.

As described in Item 1.01 above, on December 29, 2011, the Company entered into the Amendment, which provided for a number of modifications to the credit facility. The principal modifications provided by the Amendment include: (i) an extension of the maturity date of the Credit Agreement until December 29, 2016, from an original maturity date of November 12, 2012; (ii) a revision of the maximum revolver amount from $65 million to $50 million, with the addition of an “accordion” feature, allowing for additional revolver borrowings in $5 million increments under certain circumstances of up to $20 million in borrowings (potentially $70 million in the aggregate); (iii) decreased interest rates calculated on a monthly basis and based on excess availability as follows: if excess availability is (a) greater than or equal to the greater of $15 million or 25% of the maximum revolver amount, the LIBOR rate plus 2.00% or the prime rate plus 1.00% applies, or (b) less than the greater of $15 million or 25% of the maximum revolver amount, the LIBOR rate plus 2.25% or the prime rate plus 1.25% applies; (iv) the addition of a $5 million permitted acquisition basket, subject to certain conditions including borrowing limitations; (v) a change from a variable rate on unused line fees from 0.25-0.75% depending on borrowings, to a flat unused line fee of 0.375%; (vi) that WFCF be the sole lender under the Credit Agreement; (vii) a reduction in early termination premiums; and (viii) a financial covenant to maintain at least $5 million in excess availability.

The foregoing discussion regarding the Amendment is qualified in its entirety by reference to the Form of Amendment No. 5 to Credit Agreement attached hereto as Exhibit 10.1, which is incorporated by reference into this Item 2.03.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Amendment No. 5 to Credit Agreement dated December 29, 2011 by and between Navarre Corporation and Wells Fargo Capital Finance, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2012	NAVARRE CORPORATION

	By:	/s/ Ryan F. Urness
	Name:	Ryan F. Urness
	Title:	Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Amendment No. 5 to Credit Agreement dated December 29, 2011 by and between Navarre Corporation and Wells Fargo Capital Finance, LLC.